EXHIBIT 32.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     The undersigned hereby certify, in accordance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. They are the chief executive officer and chief financial officer, respectively of SpaceDev, Inc. (the "Company");

2. The Annual Report of the Company on Form 10-KSB for the period ended December 31, 2005, that this certification accompanies, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and,

3. The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  March  28,  2006

                                   By:  /s/  Mark  N.  Sirangelo
                                       ----------------------------------------
                                           Mark  N.  Sirangelo
                                           Chief  Executive  Officer

                                   And;

                                   By:  /s/  Richard  B.  Slansky
                                       ----------------------------------------
                                           Richard  B.  Slansky
                                           President and Chief Financial Officer